Exhibit 99.1

Press Release

Truist announces agreement to sell minority stake in Truist Insurance Holdings to Stone Point Capital, valuing the business at $14.75 billion

Sale of 20% stake for $1.95 billion strategically positions Truist Insurance Holdings for long-term success and growth

Truist maintains client service approach, strategic flexibility, and future upside in insurance business

Stone Point is a blue-chip partner with extensive experience in financial services

Truist to host investor call at 9:00 a.m. ET today, Feb. 16, 2023

Charlotte, N.C. and Greenwich, Conn., Feb. 16, 2023 – Truist (NYSE: TFC) announced today that it has agreed to sell a 20% stake in Truist Insurance Holdings, Inc., a subsidiary of Truist and the sixth-largest insurance brokerage in the United States, to funds managed by Stone Point Capital, a leading private equity firm focused on the global financial services industry, for $1.95 billion. Mubadala Investment Company and other co-investors are participating in the investment with Stone Point. The transaction represents an aggregate value of $14.75 billion for Truist Insurance Holdings, including a common equity value of $9.75 billion and $5.0 billion of inter-company preferred equity issued by Truist Insurance Holdings to Truist. Upon closing of the investment, expected in Q2 2023, Truist will own 80% of Truist Insurance Holdings, which will continue to be an important contributor for Truist and its shareholders.

“We are excited for this collaboration with Stone Point, as the investment demonstrates the significant value of Truist Insurance Holdings and strategically positions it, and Truist, for long-term success,” said Truist Chairman and Chief Executive Officer Bill Rogers.

The transaction allows Truist to maintain strategic flexibility and future upside in Truist Insurance Holdings, which will continue to benefit from Truist’s operations, access to capital, and client relationships. Truist will also preserve and enhance its client service approach to offering leading insurance products to its banking clients. Moreover, Truist Insurance Holdings gains an experienced partner in Stone Point, which brings deep industry expertise to help accelerate Truist Insurance Holdings’ growth. Both Truist Insurance Holdings and Truist will benefit from Stone Point’s role as a strong capital partner enabling future growth opportunities.

“Today’s announcement is a recognition of the success and quality of Truist Insurance Holdings’ brands, the trusted relationships we’ve developed with clients, and above all, the hard work and relentless commitment of our teammates,” said Truist Insurance Holdings Chairman and CEO John Howard. “We operate in an attractive, growing, and dynamic industry in which scale is critical to remain competitive. With Stone Point’s industry expertise and role as a capital partner, we will be strategically positioned for long-term success and growth as we continue expanding our portfolio and investing in innovative digital solutions.”

“Truist Insurance Holdings is a scaled, diversified U.S. retail and wholesale insurance distribution platform that has experienced strong growth both organically and through a disciplined acquisition strategy,” said Chuck Davis, CEO of Stone Point. “We have had a longstanding and mutually beneficial relationship with Truist for many years and we and our co-investors could not be more excited to partner with them, John, and the entire Truist Insurance Holdings team in its next phase of profitable growth.”

Transaction Details

Truist’s Board of Directors has approved the agreement to sell a 20% stake in Truist Insurance Holdings to funds managed by Stone Point, in partnership with Mubadala Investment Company and other co-investors, with the cash proceeds from the transaction received by Truist. Truist Insurance Holdings’ aggregate valuation of $14.75 billion

Press Release

represents 17.2x 2022 adjusted EBITDA and 27.4x 2022 adjusted earnings. The transaction, which excludes Truist Insurance Holdings’ premium finance business, is expected to increase Truist’s consolidated CET1 ratio by 32 basis points and be 6% accretive to tangible book value per share. Truist also expects the transaction to be approximately neutral to net income available to common shareholders and earnings per share, with the potential for enhanced growth as the generated capital is deployed over time.

Upon closing of the transaction, which is subject to customary closing conditions and regulatory approvals, a five-person Board will be formed to oversee Truist Insurance Holdings, comprising four members appointed by Truist and one member appointed by Stone Point.

Truist Conference Call

Truist will host a conference call to discuss the transaction today, February 16, 2023 at 9 a.m. ET.

Investors can access a live audio webcast of the conference call at 9 a.m. ET today and view the news release and presentation materials at ir.truist.com under “Events & Presentations.” The conference call can also be accessed by dialing 855-303-0072 and using passcode 400707. A replay of the call will be available on the website for 30 days.

Advisors

Morgan Stanley & Co. LLC and Truist Securities are serving as financial advisors and Davis Polk & Wardwell LLP is serving as legal counsel to Truist and Truist Insurance Holdings. Simpson Thacher & Bartlett LLP is serving as legal counsel to Stone Point.

About Truist

Truist Financial Corporation is a purpose-driven financial services company committed to inspiring and building better lives and communities. Truist has leading market share in many high-growth markets in the country and offers a wide range of products and services through our retail and small business banking, commercial banking, corporate and investment banking, insurance, wealth management, and specialized lending businesses. Headquartered in Charlotte, North Carolina, Truist is a top 10 U.S. commercial bank with total assets of $555 billion as of December 31, 2022. Truist Bank, Member FDIC. Learn more at Truist.com.

About Truist Insurance Holdings

Truist Insurance Holdings, Inc., the sixth-largest insurance broker in the U.S. and seventh-largest in the world, is a subsidiary of Truist Financial Corporation (NYSE: TFC). Headquartered in Charlotte, NC, Truist Insurance Holdings operates more than 250 offices through its Wholesale, Retail, and Insurance Services divisions. To learn more, visit www.truistinsurance.com.

About Stone Point

Stone Point is an investment firm based in Greenwich, CT, with over $45 billion of assets under management. Stone Point targets investments in companies in the global financial services industry and related sectors. The firm invests in a number of alternative asset classes, including private equity through its flagship Trident Funds. Stone Point also manages both liquid and private credit funds and managed accounts. In addition, Stone Point Capital Markets supports our firm, portfolio companies and other clients by providing dedicated financing solutions. For more information, please visit https://www.stonepoint.com/.

Press Release

About Mubadala Investment Company

Mubadala Investment Company is a sovereign investor managing a global portfolio, aimed at generating sustainable financial returns for the Government of Abu Dhabi. Mubadala’s $284 billion portfolio spans six continents with interests in multiple sectors and asset classes. It leverages its deep sectoral expertise and long-standing partnerships to drive sustainable growth and profit, while supporting the continued diversification and global integration of the economy of the United Arab Emirates. For more information about Mubadala Investment Company, please visit: www.mubadala.com

Truist Investor Contact:

Ankur Vyas

404-827-6714

investors@truist.com

Truist / Truist Insurance Holdings Media Contact:

Kyle Tarrance

media@truist.com

Stone Point Contact:

Mary Manin

203-862-3126

mmanin@stonepoint.com

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Truist and TIH. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” “would,” “could” and other similar expressions are intended to identify these forward-looking statements. Forward-looking statements are not based on historical facts but instead represent management’s expectations and assumptions regarding the company’s business, the economy and other future conditions. Therefore, such statements involve inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by forward-looking statements. While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual results to differ materially from those contemplated by forward-looking statements include the risks and uncertainties more fully discussed under Item 1A-Risk Factors in Truist’s most recently filed Annual Report on Form 10-K and in Truist’s subsequent filings with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by applicable law or regulation, Truist undertakes no obligation to revise or update any forward-looking statements.

3